December 20, 2021
Blade Air Mobility Reports Fiscal Fourth Quarter And Fiscal Year Ended September 30, 2021 Financial Results

•Fiscal fourth quarter ended September 30, 2021 revenues up 144% to $20.3 million versus prior year 2020 period and 28% higher versus pre-covid quarter ended September 30, 2019
•Full fiscal-year ended September 30, 2021 revenues of $50.5 million, up 116% versus fiscal year 2020 and 62% higher versus the pre-covid fiscal year ended September 30, 2019
•$305 million of cash and short-term investments to support enhanced acquisition strategy and new route expansion
•Completed acquisitions of Trinity Air Medical ("Trinity Air") and Helijet's scheduled passenger business in Vancouver — making Blade the largest Urban Air Mobility company in North America
•Blade Airport services expanded to Newark Airport in addition to JFK; current airport passenger run-rate increased to approximately 20,000 fliers per year, on par with pre-covid levels

NEW YORK--(December 20, 2021)-- Blade Air Mobility, Inc. (Nasdaq:BLDE, “Blade” or the “Company”), a technology-powered air mobility platform, today announced financial results for the fiscal fourth quarter and fiscal year ended September 30, 2021.
“In addition to Blade's strong organic growth, our acquisitions of Trinity Air and Helijet's scheduled business represent the fulfillment of a significant committed milestone and add unmatched scale to our Urban Air Mobility ecosystem,” said Rob Wiesenthal, Blade’s Chief Executive Officer. “We believe that Blade has now aggregated more customers and infrastructure for use by future Electric Vertical Aircraft ("EVA" or "eVTOL") than any other company in the world. Most importantly, we are serving these customers and using our infrastructure today with conventional aircraft, building market share, expanding product offerings and strengthening our brand while preparing for a seamless transition to EVA, once these aircraft are certified for public use.”
“Blade's growth versus both 2020 and 2019 well exceeded our expectations, and we are especially encouraged by our Short Distance business, which achieved 90% of pre-covid revenues this quarter,” said Will Heyburn, Blade’s Chief Financial Officer. “In recent weeks, our Blade Airport volumes have reached pre-covid levels with overall Short Distance revenues well ahead of both 2020 and 2019 for the December quarter-to-date."
Mr. Heyburn added, "We are closely monitoring developments related to the Omicron variant, but Blade has not seen any negative impact to our businesses to date. We remain committed to adding additional airport capacity in the coming months and launching additional routes in 2022.”

“We approach every route expansion or acquisition with an eye towards the practical requirements and value proposition for offering Urban Air Mobility services at scale and transitioning to EVA. Access to infrastructure is one of the most important unlocks for this mission,” said Melissa Tomkiel, Blade's President. "Our expansion to Newark Airport coincides with an agreement for a dedicated sub-

terminal space through 2028, while our Helijet acquisition includes exclusive access to passenger terminals at the three Vancouver-area heliports in addition to an option to purchase up to 49% of this infrastructure. Our network of operating, permitted and exclusive vertiport infrastructure is second to none and provides a significant competitive advantage for Blade, both now and in the future.”
Fiscal Fourth Quarter Ended September 30, 2021 Financial Highlights:
▪Total revenues up 144% to $20.3 million in the fiscal fourth quarter ended September 30, 2021 versus $8.3 million in the prior year 2020 period; up 28% versus pre-covid 2019 period revenues of $15.8 million
▪Short Distance revenues up 261% to $13.4 million in the September 2021 quarter versus $3.7 million in the prior year 2020 period, driven primarily by initial returns to the office this year, which positively impacted our commuter business as well as the resumption of our Blade Airport service, which was paused for Covid in 2020
▪Short Distance revenues were down 10% in the September 2021 quarter versus $14.9 million in the pre-covid 2019 period, driven primarily by strong intra-week commuter demand in 2021 that exceeded 2019 pre-pandemic levels, but was more than offset by lower demand for weekend commuting and airport in the 2021 period
▪MediMobility Organ Transport and Jet revenues increased 50% to $6.6 million in the September 2021 quarter versus $4.4 million in the prior year 2020 period driven by the addition of additional hospital and jet charter customers as well as growth in trip volume within Blade's existing accounts
▪Blade's acquisition of Trinity Air was completed on September 15, 2021 and contributed $0.7 million of revenue in the quarter
▪Net loss increased to $9.2 million in the September 2021 quarter versus $0.7 million in the 2020 prior year period and $1.6 million in the 2019 period, driven primarily by non-cash stock-based compensation of $3.9 million, the change in fair value of warrant liabilities of $3.4 million and one-time expenses of $2.0 million, partially offset by increased revenues and lower cost of sales as a percentage of revenues
▪Adjusted EBITDA decreased to $(3.2) million in the September 2021 quarter from $(0.4) million in 2020 and $(1.5) million in 2019. The decrease versus 2020 was attributable to new recurring expenses related to Blade’s status as a public company, consisting of incremental D&O insurance of $1.7 million and other fees paid to public company advisors and auditors of $0.5 million
▪Excluding the new recurring public company expenses above, Comparable Adjusted EBITDA of $(0.9) million in the September 2021 quarter decreased versus $(0.4) million in the prior year 2020 period, but improved from $(1.5) million in the pre-covid 2019 period, driven by increased revenues and lower cost of sales as a percentage of revenues
Business Highlights and Recent Updates:
▪Completed acquisition of Trinity Air on September 15th, making Blade the largest dedicated air transporter of human organs for transplant in the United States
▪Re-launched service between Manhattan and Newark Airport, in addition to existing JFK service, on November 15th for $195 per seat, or $95 for Blade Airport passholders
▪Announced long-term agreement with Signature Aviation for sub-terminal space at Newark Airport through 2028, supporting both our current helicopter services and future Electric Vertical Aircraft service

▪Acquired Helijet's scheduled air mobility business in Vancouver on November 30th, gaining exclusive access to heliport terminals in Vancouver, Victoria and Nanaimo. Helijet flew approximately 100,000 passengers in the pre-covid full-year 2019 period
▪In recent weeks, Blade Airport's annualized passenger run-rate has reached pre-covid levels of 20,000 fliers while Blade's overall Short Distance revenues are significantly ahead of 2020 and 2019 in the December quarter to-date
Use of Non-GAAP Financial Information
Adjusted EBITDA - To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Blade reports Adjusted EBITDA, which is a non-GAAP financial measure. This measure excludes non-cash items or certain transactions that are not indicative of ongoing Company operating performance and / or items that management does not believe are reflective of our ongoing core operations (as shown in the table below).
Comparable Adjusted EBITDA - To provide a like for like comparison of the current period (a “post going public” period) to “pre going public” periods, Blade reports Comparable Adjusted EBITDA, which is a non-GAAP financial measure. This measure excludes from the current period’s Adjusted EBITDA ongoing third-party costs driven by the Company becoming a public company, namely higher D&O insurance premiums and costs in connection with preparation of reviewed and audited periodical financial statements. Management believes Comparable Adjusted EBITDA provides meaningful supplemental information regarding our continuing operating performance by excluding from the current period the impact of these public company costs that did not affect prior periods. We expect to incur similar costs in future periods, and we do not anticipate presenting similarly adjusted measures once both the current period and the comparative prior period disclosed include these expenses.
Flight Profit and Flight Margin - Blade defines Flight Profit as revenue less cost of revenue. Blade defines Flight Margin for a period as Flight Profit for the period divided by revenue for the same period.
Blade believes that these non-GAAP measures, viewed in addition to and not in lieu of our reported GAAP results, provide useful information to investors by providing a more focused measure of operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. Adjusted EBITDA and Comparable Adjusted EBITDA have been reconciled to the nearest GAAP measure in the tables within this press release.

BLADE AIR MOBILITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, unaudited)

	For the Three Months Ended September 30,			For the Year Ended September 30,
	2021	2020	2019	2021	2020	2019
Revenue	$20,316	$8,319	$15,821	$50,526	$23,434	$31,196

Operating expenses
Cost of revenue	15,816	6,715	13,304	39,721	21,107	26,497
Software development	959	170	222	1,514	861	751
General and administrative	11,899	1,916	2,901	29,922	9,292	10,476
Selling and marketing	1,371	249	1,067	3,462	2,533	5,013
Total operating expenses	30,045	9,050	17,494	74,619	33,793	42,737

Loss from operations	(9,729)	(731)	(1,673)	(24,093)	(10,359)	(11,541)

Other non-operating (expense) income
Change in fair value of warrant liabilities	(3,418)	—	—	(18,331)	—	—
Recapitalization costs attributable to warrant liabilities	11	—	—	(1,731)	—	—
Interest income, net	309	18	117	460	199	703
Total other non-operating (expense) income	(3,098)	18	117	(19,602)	199	703

Income tax benefit	(3,643)	—	—	(3,643)	—	—

Net loss	$(9,184)	$(713)	$(1,556)	$(40,052)	$(10,160)	$(10,838)

BLADE AIR MOBILITY, INC.
DISAGGREGATED REVENUE BY PRODUCT LINE
(In thousands, unaudited)

	For the Three Months Ended September 30,			For the Year Ended September 30,
Product Line(1):	2021	2020	2019	2021	2020	2019
Short Distance	$13,353	$3,699	$14,916	$22,253	$9,466	$26,040
MediMobility Organ Transport and Jet	6,593	4,387	895	26,346	13,476	5,071
Other	370	233	10	1,927	492	85
Total Revenue	$20,316	$8,319	$15,821	$50,526	$23,434	$31,196
(1) Prior period amounts have been updated to conform to current period presentation.

BLADE AIR MOBILITY, INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA AND COMPARABLE ADJUSTED EBITDA
(In thousands, unaudited)

	For the Three Months Ended September 30,			For the Year Ended September 30,
	2021	2020	2019	2021	2020	2019
Net Loss	$(9,184)	$(713)	$(1,556)	$(40,052)	$(10,160)	$(10,838)

Income tax benefit	(3,643)	—	—	(3,643)	—	—
Stock-based compensation	3,924	222	93	9,621	490	317
Depreciation and amortization	191	128	120	596	526	472
Interest income, net	(309)	(18)	(117)	(460)	(199)	(703)
Change in FV of warrant liabilities	3,418	—	—	18,331	—	—
Recapitalization costs attributable to warrant liabilities	(11)	—	—	1,731	—	—
Consulting costs related to initial public listing	1,417	—	—	3,455	—	—
Offering documents expenses	302	—	—	626	—	—
Recruiting fees related to initial public listing	235	—	—	333	—	—
M&A transaction costs	510	—	—	590	—	—
Adjusted EBITDA	(3,150)	(381)	(1,460)	(8,872)	(9,343)	(10,752)

Post going public incremental D&O Insurance	1,653	—	—	2,722	—	—
Post going public professional services in connection with the preparation of periodical financial statements	523	—	—	1,446	—	—
Post going public registration fees	31	—	—	43	—	—
Comparable Adjusted EBITDA	$(943)	$(381)	$(1,460)	$(4,661)	$(9,343)	$(10,752)

BLADE AIR MOBILITY, INC.
RECONCILIATION OF REVENUE LESS COST OF REVENUE TO FLIGHT PROFIT
($ In thousands, unaudited)

	For the Three Months Ended September 30,			For the Year Ended September 30,
	2021	2020	2019	2021	2020	2019
Revenue	$20,316	$8,319	$15,821	$50,526	$23,434	$31,196
Cost of revenue(1)	15,816	6,715	13,304	39,721	21,107	26,497
Flight Profit	$4,500	$1,604	$2,517	$10,805	$2,327	$4,699
Flight Margin	22%	19%	16%	21%	10%	15%
(1) Cost of revenue consists principally of flight costs paid to operators of aircraft and landing fees.
About Blade Air Mobility
Blade is a technology-powered, global air mobility platform committed to reducing travel friction by providing cost-effective air transportation alternatives to some of the most congested ground routes in the U.S. and abroad. Today, the Company predominantly uses helicopters and amphibious aircraft for its passenger routes and is also one of the largest air medical transporters of human organs for transplant in the world. Its asset-light model, coupled with its exclusive passenger terminal infrastructure, is designed to facilitate a seamless transition to Electric Vertical Aircraft (“EVA” or “eVTOL”), enabling lower cost air mobility to the public that is both quiet and emission-free.
For more information, visit www.blade.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and may be identified by the use of words such as “anticipate,” “believe,” “could,” “continue,” “expect,” “estimate,” “may,” “plan,” “outlook,” “future” and “project” and other similar expressions and the negatives of those terms. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to Blade’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning Blade’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.
Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blade’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include: loss of our customers; decreases in our existing market share; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; the loss of our existing relationships with operators; the loss of key members of our management team; changes in our regulatory environment, including aviation law and FAA regulations; the inability to implement information systems or expand our workforce; changes in our industry; heightened enforcement activity by government agencies; interruptions or security breaches of our information technology systems; the expansion of privacy and security laws; our ability to expand our infrastructure network; our ability to identify, complete and successfully integrate future acquisitions; our ability to remediate any material weaknesses or maintain effective internal controls over financial reporting; the ability to continue to meet applicable listing standards; costs related to our business combination; the possibility that we may be adversely affected by other political, economic, business and/or competitive factors; the impact of COVID-19 and its related effects on our results of operations, financial performance or other financial metrics; the inability or unavailability to use or take advantage of the shift, or lack thereof, to EVA technology; pending or potential litigation; and other factors beyond our control. Additional factors can be found in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”). New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Blade undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

Press Contacts
For Media Relations
Phil Denning / Nora Flaherty BladeMediaRelations@icrinc.com
Investor Relations
Mike Callahan / Tom Cook BladeIR@icrinc.com
Source: Blade Air Mobility, Inc.